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                                                                    Exhibit 24.1

                            DIRECTORS AND OFFICERS OF
                              ANALOGIC CORPORATION

                       REGISTRATION STATEMENTS ON FORM S-8

                                POWER OF ATTORNEY

      The undersigned directors and officers of Analogic Corporation, a Massachusetts corporation (the "Corporation"), hereby constitute and appoint Bernard M. Gordon, John A. Tarello and Julian Soshnick, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 one or more Registration Statements on Form S-8 with respect to the registration and sale of up to 50,000 shares of Common Stock, $.05 par value (the "Common Stock"), of the Corporation under the Corporation's 1997 Non-Qualified Stock Option Plan for Non-Employee Directors, and any and all amendments and exhibits thereto, including pre- and post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, all in the name, place and stead of said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      EXECUTED as of this 21st day of November, 1997.

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


/s/ Bernard M. Gordon                  /s/ John A. Tarello
----------------------------           ---------------------------
Bernard M. Gordon, CEO                 John A. Tarello, Sr. Vice
and Chairman of the Board of           President, Treasurer and
Directors                              Director


/s/ M. Ross Brown                      /s/ Edward F. Voboril
----------------------------           ---------------------------
M. Ross Brown,                         Edward F. Voboril, Director
Vice President and Director


/s/ Gerald L. Wilson                   /s/ Bruce R. Rusch
----------------------------           ---------------------------
Gerald L. Wilson, Director             Bruce R. Rusch,
                                       President and Director


/s/ Bruce W. Steinhauer
----------------------------
Bruce W. Steinhauer, M.D.,
Director

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